United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2014

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34767	58-1972600
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2084 East 3900 South, Salt Lake City, Utah	84124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 11, 2014, the Registrant issued a press release announcing results for the second quarter ended June 30, 2014 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

The Press Release contains the non-GAAP measures: (i) net loss from continuing operations before non-cash items and related loss earnings per diluted share, and adjusted net loss from continuing operations before non-cash items and related earnings per diluted share, and (ii) earnings before interest, taxes, other income, depreciation and amortization (“EBITDA”), and adjusted EBITDA. The Company also believes that presentation of certain non-GAAP measures, i.e.: (i) net loss from continuing operations before non-cash items and related loss earnings per diluted share, and adjusted net loss from continuing operations before non-cash items and related earnings per diluted share, and (ii) EBITDA and adjusted EBITDA, provide useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user’s overall understanding of the Registrant’s current financial performance relative to past performance and provides, to the nearest GAAP measures, a better baseline for modeling future earnings expectations. The non-GAAP measures are reconciled to comparable GAAP financial measures in the financial tables within the Press Release. The Registrant cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Registrant’s reported GAAP results. Additionally, the Registrant notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.

The information in Item 2.02 of this Current Report on Form 8-K and the Press Release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated August 11, 2014 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2014

Black Diamond, Inc.

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 11, 2014 (furnished only).